UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 13, 2023

FREEDOM ACQUISITION I CORP.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-40117	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14 Wall Street, 20th Floor New York, NY	10005
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 618-1798

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	FACT	The New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	FACT WS	The New York Stock Exchange
Units, each consisting of one Class A ordinary share and one-fourth of one redeemable warrant	FACT.U	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into A Material Definitive Agreement.

Forward Purchase Agreements

On July 13, 2023, Freedom Acquisition I Corp. (“Freedom”) and Complete Solaria, Inc. (“Complete Solaria”) entered into separate agreements (each a “Forward Purchase Agreement”, and together, the “Forward Purchase Agreements”) with each of (i) Meteora Special Opportunity Fund I, LP (“MSOF”), Meteora Capital Partners, LP (“MCP”) and Meteora Select Trading Opportunities Master, LP (“MSTO”) (with MSOF, MCP, and MSTO collectively as “Meteora”); (ii) Polar Multi-Strategy Master Fund (“Polar”), and (iii) another third-party investor (“Investor”, and each of Meteora, Polar, and Investor, individually, a “Seller”, and together, the “Sellers”) for OTC Equity Prepaid Forward Transactions. For purposes of the Forward Purchase Agreements, Freedom is referred to as the “Counterparty” prior to the consummation of the previously disclosed business combination between Freedom and Complete Solaria (the “Business Combination”), while Complete Solaria is referred to as the “Counterparty” after the consummation of the Business Combination. Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to such terms in the Forward Purchase Agreements. Any reference herein to the “Forward Purchase Agreement” are to be treated as a reference to each Seller’s separate agreement and should be construed accordingly and any action taken by a Seller should be construed as an action under its own respective agreement.

Pursuant to the terms of the Forward Purchase Agreements, the Sellers intend, but are not obligated, to purchase up to a number of shares of Class A ordinary shares, par value $0.0001 per share, of Freedom (“Freedom Ordinary Shares”) in the aggregate amount equal to up to 6,300,000, concurrently with the Closing pursuant to each Seller’s respective FPA Funding Amount PIPE Subscription Agreement (as defined below), less, in the case of Meteora and Investor, the number of Freedom Ordinary Shares purchased by each Seller separately from third parties through a broker in the open market (“Recycled Shares”). No Seller shall be required to purchase an amount of Freedom Ordinary Shares such that following such purchase, that Seller’s ownership would exceed 9.9% of the total Freedom Ordinary Shares outstanding immediately after giving effect to such purchase, unless such Seller, at its sole discretion, waives such 9.9% ownership limitation. The Number of Shares subject to a Forward Purchase Agreement is subject to reduction following a termination of the Forward Purchase Agreements with respect to such shares as described under “Optional Early Termination” in the respective Forward Purchase Agreements. Meteora and Investor intend to purchase Freedom Ordinary Shares pursuant to their respective FPA Funding Amount PIPE Subscription Agreement and from third parties (other than Counterparty) through a broker in the open market (other than through Counterparty), and Polar intends to purchase Freedom Ordinary Shares solely through its FPA Funding Amount PIPE Subscription Agreement.

Each Forward Purchase Agreement provides that a Seller will be paid directly an aggregate cash amount (the “Prepayment Amount”) equal to the product of (i) the Number of Shares as set forth in each Pricing Date Notice and (ii) the redemption price per share as defined in Article 49.5 of Freedom’s Amended and Restated Article of Association, as amended (the “Initial Price”).

The Counterparty will pay to each Seller separately the Prepayment Amount required under the respective Forward Purchase Agreement directly from the Counterparty’s Trust Account maintained by Continental Stock Transfer and Trust Company holding the net proceeds of the sale of the units in the Counterparty’s initial public offering and the sale of private placement warrants (the “Trust Account”) no later than the earlier of (a) one business day after the Closing Date and (b) the date any assets from the Trust Account are disbursed in connection with the Business Combination, except that to the extent the Prepayment Amount payable to a Seller is to be paid from the purchase of Additional Shares by such Seller pursuant to the terms of its FPA Funding Amount PIPE Subscription Agreement, such amount will be netted against such proceeds, with such Seller being able to reduce the purchase price for the Additional Shares by the Prepayment Amount. For the avoidance of doubt, any Additional Shares purchased by a Seller will be included in the Number of Shares for its respective Forward Purchase Agreement for all purposes, including for determining the Prepayment Amount.

Following the Closing, the reset price (the “Reset Price”) will initially be the Initial Price and will be subject to a $5.00 floor (the “Reset Floor Price”). The Reset Price will be subject to reset on a monthly basis (each a “Reset Date”) with the first such Reset Date occurring 180 days after the Closing Date to be the lowest of (a) the then-current Reset Price, (b) the Initial Price and (c) the 30-day VWAP Price of the Shares immediately preceding such Reset Date; provided, however, that the Reset Price may be reduced immediately to any lower price at which the Counterparty sells, issues or grants any Freedom Ordinary Shares or securities convertible or exchangeable into Freedom Ordinary Shares (other than, among other things, grants or issuances under the Counterparty’s equity compensation plans, any securities issued in connection with the Business Combination or any securities issued in connection with the PIPE Subscription Agreements (as defined below)), subject to certain exceptions, in which case the Reset Price Floor would be eliminated.

From time to time and on any date following the Business Combination (any such date, an “OET Date”), any Seller may, in its absolute discretion, terminate its Forward Purchase Agreement in whole or in part by providing written notice to the Counterparty (the “OET Notice”), no later than the next Payment Date following the OET Date (which shall specify the quantity by which the Number of Shares shall be reduced (such quantity, the “Terminated Shares”)). The effect of an OET Notice shall be to reduce the Number of Shares by the number of Terminated Shares specified in such OET Notice with effect as of the related OET Date. As of each OET Date, the Counterparty shall be entitled to an amount from the Seller, and the Seller shall pay to the Counterparty an amount, equal to the product of (x) the number of Terminated Shares and (y) the Reset Price in respect of such OET Date. The payment date may be changed within a quarter at the mutual agreement of the parties.

The valuation date will be the earliest to occur of (a) the second anniversary of the Closing Date, (b) the date specified by a Seller in a written notice to be delivered to the Counterparty at a Seller’s discretion (which Valuation Date shall not be earlier than the day such notice is effective) after the occurrence of any of (w) a VWAP Trigger Event (x) a Delisting Event, (y) a Registration Failure or (z) unless otherwise specified therein, upon any Additional Termination Event and (c) 90 days after delivery by the Counterparty of a written notice in the event that for any 20 trading days during a 30 consecutive trading day-period that occurs at least six months after the Closing Date, the VWAP Price is less than the then applicable Reset Price, provided that a Registration Statement was effective and available for the entire measurement period and remains continuously effective and available during the entire 90 day notice period (the “Valuation Date”).

On the Cash Settlement Payment Date, which is the tenth business day following the last day of the valuation period commencing on the Valuation Date, a Seller shall pay the Counterparty a cash amount equal to (1) (A) the Number of Shares as of the Valuation Date less the number of Unregistered Shares, multiplied by (B) the volume-weighted daily VWAP Price over the Valuation Period less (2) if the Settlement Amount Adjustment is less than the cash amount to be paid, the Settlement Amount Adjustment. The Settlement Amount Adjustment is equal to (1) the Number of Shares as of the Valuation Date multiplied by (2) $2.00 per share, and the Settlement Amount Adjustment will be automatically netted from the Settlement Amount. If the Settlement Amount Adjustment exceeds the Settlement Amount, the Counterparty will pay the Seller in Freedom Ordinary Shares or, at the Counterparty’s election, in cash.

Each Seller has agreed to waive any redemption rights under Freedom’s Amended and Restated Articles of Association, as amended, with respect to any Freedom Ordinary Shares purchased through the FPA Funding Amount PIPE Subscription Agreement and (in the case of the Sellers other than Polar) any Recycled Shares in connection with the Business Combination, that would require redemption by Freedom of the Shares. Such waiver may reduce the number of Freedom Ordinary Shares redeemed in connection with the Business Combination, and such reduction could alter the perception of the potential strength of the Business Combination. Each Forward Purchase Agreement has been structured, and all activity in connection with such agreement has been undertaken, to comply with the requirements of all tender offer regulations applicable to the Business Combination, including Rule 14e-5 under the Securities Exchange Act of 1934, as amended.

The information required by Item 1.01, including copies of forms of the Forward Purchase Agreement, will be filed with the Securities and Exchange Commission (the “SEC”) in a separate Current Report on Form 8-K.

FPA Funding Amount PIPE Subscription Agreements

On July 13, 2023, Freedom entered into separate subscription agreements (the “FPA Funding Amount PIPE Subscription Agreements”) with each of Meteora, Polar, and Investor (collectively, the “FPA Funding PIPE Investors”). Any reference herein to the “FPA Funding Amount PIPE Subscription Agreements” are to be treated as a reference to each FPA Funding PIPE Investor’s separate agreement and should be construed accordingly and any action taken by a FPA Funding PIPE Investor should be construed as an action under its own respective agreement.

Pursuant to the FPA Funding PIPE Subscription Agreements, the FPA Funding PIPE Investors agreed to subscribe for and purchase, and Freedom agreed to issue and sell to the FPA Funding PIPE Investors, on the Closing Date, an aggregate of 6,300,000 shares of Freedom Ordinary Shares, less, in the case of Meteora and Investor, the Recycled Shares in connection with the Forward Purchase Agreements.

The information required by Item 1.01, including copies of forms of the FPA Funding Amount PIPE Subscription Agreement, will be filed with the SEC in a separate Current Report on Form 8-K.

New Money PIPE Subscription Agreements

On July 13, 2023, Freedom entered into separate subscription agreements (the “New Money PIPE Subscription Agreements” and together with the FPA Funding Amount PIPE Subscription Agreements, the “PIPE Subscription Agreements”) with each of Meteora, and Investor (collectively, the “New Money PIPE Investors”). Any reference herein to the “New Money PIPE Subscription Agreements” are to be treated as a reference to each New Money PIPE Investor’s separate agreement and should be construed accordingly and any action taken by a New Money PIPE Investor should be construed as an action under its own respective agreement.

Pursuant to the New Money PIPE Subscription Agreements, the New Money PIPE Investors agreed to subscribe for and purchase, and Freedom agreed to issue and sell to the New Money PIPE Investors, on the Closing Date, an aggregate of 1,126,000 Freedom Ordinary Shares for a purchase price of $5.00 per share, for aggregate gross proceeds of $5,630,000. Pursuant to its New Money PIPE Subscription Agreement, Freedom will issue 100,000 Freedom Ordinary Shares in consideration of certain services provided by it in the structuring of its Forward Purchase Agreement and the transactions described therein.

The information required by Item 1.01, including copies of forms of the New Money PIPE Subscription Agreement, will be filed with the SEC in a separate Current Report on Form 8-K.

PIPE Financing (Private Placement)

On July 13, 2023, Freedom, and Freedom Acquisition I LLC, a Cayman Islands limited liability company (the “Sponsor”) entered into subscription agreements (the “Subscription Agreements”) with certain investors (the “PIPE Investors”). Pursuant to the Subscription Agreements, the PIPE Investors agreed to subscribe for and purchase, and Freedom agreed to issue and sell to such investors, immediately prior to (but subject to), the Business Combination between Freedom and Complete Solaria, an aggregate of 563,000 shares of common stock of Freedom for a purchase price of $10.00 per share, for aggregate gross proceeds of $5,630,000 (the “PIPE Financing”). In connection with the PIPE Financing, pursuant to the Subscription Agreements the Sponsor shall transfer to the PIPE Investors, on a pro rata basis, for no consideration an aggregate of 5,630,000 shares of Class B ordinary shares of Freedom concurrently with the issuance of the subscribed shares.

The foregoing description of the Subscription Agreements, and the transactions and documents contemplated thereby (including, without limitation, any exhibits thereto), is not complete and is subject to and qualified in its entirety by reference to the full text of the form of Subscription Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1.

Item 3.02.	Unregistered Sales of Equity Securities

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein. The securities of Freedom that may be issued in connection with the PIPE Subscription Agreements will not be registered under the Securities Act of 1933, as amended (the “Securities Act”) in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

Item 8.01	Other Events.

Redemptions

In connection with the previously disclosed extraordinary general meeting of Freedom’s shareholders in connection with the proposed business combination between Freedom and Complete Solaria, holders of Class A Ordinary Shares have the right to elect to redeem all or a portion of their Class A Ordinary Shares for a per share price calculated in accordance with Freedom’s organizational documents. As of July 13, 2023, holders of 11,243,496 shares of Class A Ordinary Shares had validly elected to redeem their Class A Ordinary Shares for a full pro rata portion of the trust account holding the proceeds from Freedom’s initial public offering, or approximately $10.56 per share and $118,779,628.28 in the aggregate. Freedom may accept reversals of elections to redeem Class A Ordinary Shares by holders of Class A Ordinary Shares prior to the closing of the Business Combination.

Additionally, Freedom and the Sponsor entered into non-redemption agreements (the “Non-Redemption Agreement”) with Polar. Pursuant to the Non-Redemption Agreement, Polar agreed not to redeem 331,753 Class A ordinary shares of Freedom (the “Non-Redeemed Shares”). In exchange for the foregoing commitments not to redeem such shares, the Sponsor has agreed to transfer to the Investors an aggregate of 331,753 Class B ordinary shares of Freedom held by the Sponsor upon the consummation of the Business Combination. The Non-Redemption Agreement is expected to increase the amount of funds that remain in Freedom’s trust account.

The information required by Item 1.01, including a copy of form of the Non-Redemption Agreement, will be filed with the SEC in a separate Current Report on Form 8-K.

Important Information and Where to Find It

This Current Report on Form 8-K relates to proposed transactions involving Complete Solaria and Freedom. Freedom has filed a registration statement on Form S-4 (the “Registration Statement”), which was declared effective by the SEC on June 30, 2023 and which includes a proxy statement/prospectus of Freedom, and other relevant documents with the SEC. INVESTORS AND SECURITY HOLDERS OF FREEDOM AND COMPLETE SOLARIA ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/ PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of documents filed by Freedom with the SEC, through the website maintained by the SEC at www.sec.gov.

Forward-Looking Statements

This Current Report on Form 8-K may contain certain forward-looking statements within the meaning of the federal securities laws with respect to the referenced and proposed transaction. These forward-looking statements generally are identified by the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would,” and similar expressions, but the absence of these words does not mean that a statement is not a forward-looking statement. Forward-looking statements are forecasts, predictions, projections and other statements about future events that are based on current expectations, hopes, beliefs, intentions, strategies and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including but not limited to: (i) the risk that the proposed business combination may not be completed in a timely manner or at all; (ii) the risk that the proposed business combination between Freedom and Complete Solaria may not be completed by Freedom’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Freedom; (iii) the failure to satisfy the conditions to the consummation of the proposed business combination; (iv) the effect of the announcement or pendency of the proposed business combination on Complete Solaria’s business relationships, operating results, and business generally; (v) risks that the proposed business combination disrupts current plans and operations of the companies or diverts managements’ attention from Complete Solaria’s ongoing business operations and potential difficulties in employee retention as a result of the announcement and consummation of the proposed business combination; (vi) the outcome of any legal proceedings that may be instituted in connection with the proposed business combination; (vii) the ability to maintain the listing of Freedom’s securities on a national securities exchange; (viii) the price of Freedom’s securities may be volatile due to a variety of factors, including changes in the applicable competitive or regulatory landscapes, variations in operating performance across competitors, changes in laws and regulations affecting Freedom’s or Complete Solaria’s business, and changes in the combined capital structure; (ix) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed business combination, and identify and realize additional opportunities; (x) the ability to recognize the anticipated benefits of the previously consummated Complete Solaria merger and the proposed business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (xi) the evolution of the markets in which Complete Solaria will compete; (xii) the costs related to the previously consummated Complete Solaria merger and the proposed business combination; (xiii) any impact of the COVID-19 pandemic on Complete Solaria’s business; and (xiv) Freedom and Complete Solaria’s expectations regarding market opportunities.

The foregoing list of factors is not exhaustive. Readers should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Registration Statement and other documents filed by Freedom from time to time with the SEC. Such filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Freedom and Complete Solaria assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Freedom nor Complete Solaria gives any assurance that any of them will achieve its expectations.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

10.1	Form of Subscription Agreement

104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREEDOM ACQUISITION I CORP.

Date: July 14, 2023	By:	/s/ Adam Gishen
	Name:	Adam Gishen
	Title:	Chief Executive Officer